SUMMITRY EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2020 (Unaudited)

COMMON STOCKS — 94.92%	Shares	Fair Value

Communications — 22.29%
Alphabet, Inc., Class A(a)	2,152	$3,477,869
Facebook, Inc., Class A(a)	18,115	4,766,237
Fox Corp., Class A	40,205	1,066,237
Walt Disney Co. (The)	23,530	2,853,012
		12,163,355
Consumer Discretionary — 17.05%
Booking Holdings, Inc.(a)	1,299	2,107,628
CarMax, Inc.(a)	15,640	1,351,922
Lowe's Companies, Inc.	14,840	2,346,204
Ross Stores, Inc.	11,370	968,383
Ulta Beauty, Inc.(a)	12,220	2,526,728
		9,300,865
Financials — 20.46%
Bank of America Corp.	65,735	1,557,920
Berkshire Hathaway, Inc., Class B(a)	14,115	2,849,819
BlackRock, Inc.	2,926	1,753,288
Charles Schwab Corp. (The)	46,325	1,904,421
Citigroup, Inc.	26,610	1,102,186
Wells Fargo & Co.	93,090	1,996,780
		11,164,414
Health Care — 9.75%
Agilent Technologies, Inc.	13,145	1,341,973
Medtronic PLC	15,630	1,571,909
Varian Medical Systems, Inc.(a)	13,910	2,403,648
		5,317,530
Industrials — 2.62%
W.W. Grainger, Inc.	4,085	1,429,832

Technology — 22.75%
Cognizant Technology Solutions Corp., Class A	29,785	2,127,245
Fiserv, Inc.(a)	18,745	1,789,585
Mastercard, Inc., Class A	6,515	1,880,490
Microsoft Corp.	12,740	2,579,468
Visa, Inc., Class A	14,595	2,652,057
Zebra Technologies Corp., Class A(a)	4,875	1,382,745
		12,411,590

Total Common Stocks (Cost $38,965,891)		51,787,586

MONEY MARKET FUNDS - 5.85%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.02%(b)	3,190,770	3,190,770

Total Money Market Funds (Cost $3,190,770)		3,190,770

Total Investments — 100.77% (Cost $42,156,661)		54,978,356

Liabilities in Excess of Other Assets — (0.77)%		(419,895)

NET ASSETS — 100.00%		$54,558,461

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2020.

At October 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$14,941,885
Gross unrealized depreciation	(2,120,190)
Net unrealized appreciation on investments	$12,821,695
Tax cost of investments	$42,156,661

See accompanying notes which are an integral part of this schedule of investments.

Summitry Equity Fund

Notes to the Schedule of Investments

October 31, 2020

(Unaudited)

The Summitry Equity Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Securities Valuation and Fair Value Measurements – Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

• Level 1 –	unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
• Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Valued Advisers Trust valuation policies, Summitry LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$51,787,586	$-	$-	$51,787,586
Money Market Funds	3,190,770	-	-	3,190,770
Total	$54,978,356	$-	$-	$54,978,356

(a)	Refer to the Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.